UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2019
Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)
(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.

On March 4, 2019, Spark Energy, Inc. (the “Company”) issued a press release announcing fourth quarter and year end 2018 earnings (the “Press Release”). The Press Release is being furnished as Exhibit 99.3 to this Current Report and is incorporated by reference herein. Also on March 4, 2019, the Company held a conference call to discuss its earnings for its fourth quarter and year end 2018. A transcript of the conference call is furnished herewith as Exhibit 99.2 to this Current Report and is incorporated by reference herein. The Company is also furnishing a corrected press release announcing fourth quarter and year end 2018 earnings (the “Corrected Press Release”), which includes a clarifying footnote and audited financial statements as filed in the Company's Form 10-K. The Corrected Press Release is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.
The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, Corrected Press Release and transcript, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless specifically identified therein as being incorporated by reference.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Exhibit 99.2 to this Current Report may include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. These forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act can be identified by the use of forward-looking terminology including “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “projects,” or other similar words. All statements, other than statements of historical fact, regarding strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements. Forward-looking statements may include statements about business strategy and prospects for growth, customer acquisition costs, ability to pay cash dividends, cash flow generation and liquidity, availability of terms of capital, competition and government regulation and general economic conditions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. The forward-looking statements are subject to risks and uncertainties. These risks, uncertainties and other factors include, but are not limited to, the risks described in Exhibits 99.1 and 99.3 to this Current Report and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. All forward-looking statements speak only as of the date made. Unless required by law, we disclaim any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise. It is not possible for us to predict all risks, nor can we assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Corrected Press Release of Spark Energy, Inc., dated March 6, 2019
99.2	Transcript of conference call held by Spark Energy, Inc. on March 4, 2019
99.3	Press Release of Spark Energy, Inc. dated March 4, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected Press Release of Spark Energy, Inc., dated March 6, 2019
99.2	Transcript of conference call held by Spark Energy, Inc. on March 4, 2019
99.3	Press Release of Spark Energy, Inc. dated March 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2019

Spark Energy, Inc.

By:	/s/ Nathan Kroeker
Name:	Nathan Kroeker
Title:	President and Chief Executive Officer